UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: August 31, 2023

(Date of earliest event reported)

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	TLRS TBR	OTCQB TSX-V

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

On August 31, 2023 Timberline Resources announced that it has closed the sale of the first tranche of a private placement offering of Units of the Company at a price of US$0.05 per Unit solely to persons who qualify as accredited investors (the “Offering”) under Rule 506(b) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”). The Company issued 14,570,000 Units for total consideration of US$728,500.

The first tranche of the Offering was led by orders from the Jupiter Gold & Silver Fund (“Jupiter”) in the amount of US$500,000 and Crescat Capital in the amount of US$200,000. Jupiter invests in companies engaged in activities related to the exploration for, development of, and production of gold and silver as well as exchange-traded bullion funds. Crescat is a global macro asset management firm headquartered in Denver, CO.

Each Unit consists of one share of common stock of the Company and one-half of one common share purchase warrant (each whole such warrant a “Warrant”), with each Warrant exercisable to acquire an additional share of common stock of the Company at a price of US$0.08 per share until the warrant expiration date of August 30, 2026.

The Company plans to use the net proceeds of the Offering for exploration, resource development, and permitting at its Eureka Project, and for general corporate purposes, including the retirement of a senior unsecured note held by William Matlack, a director of the Company. A payment in the amount of US$ 387,591.43 to Mr. Matlack on August 31, 2023 will settle the note, leaving the company debt-free.

The Offering was previously announced in the Company’s August 17, 2023 new release.

Finders’ fees in the amount of US $10,000 have been paid to licensed brokers and consultants in association with the Offering.

The securities issued in connection with the Offering will be subject to a customary four month and a day hold period in accordance with applicable Canadian securities laws and to a concurrent six month hold period in accordance with applicable U.S. securities laws.

The Offering was completed under Rule 506(b) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), solely to persons who qualify as accredited investors and in accordance with applicable securities laws.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On August 31, 2023, the Company issued a press release entitled “Timberline Closes First Tranche of Non-Brokered Private Placement”. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release of Timberline Resources Corporation dated August 31, 2023*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION

Date: September 6, 2023	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer

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